SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 24, 2003

Commission File No. 001-11155

WESTMORELAND COAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware	23-1128670
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

14th Floor, 2 North Cascade Avenue, Colorado Springs, CO 80903
(Address of principal executive offices)                               (Zip Code)

Registrant’s telephone number, including area code: (719) 442-2600

Item 5. Other Events.

On December 24, 2002 Westmoreland Coal Company executed the First Amendment to a Loan Agreement dated December 14, 2001 with First Interstate Bank, a Montana corporation. The amendment extended the maturity date of the revolving loan from December 14, 2003 to December 14, 2004.
On January 24, 2003 Westmoreland Coal Company executed the Second Amendment to the Loan Agreement. The second amendment further extends the maturity date of the revolving loan to January 15, 2005 and increases the Revolving Line of Credit from $7 million to $10 million.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c) Exhibits

          Exhibit 10.1 - First Amendment dated December 24, 2002 to Loan Agreement dated December 14, 2001 between Westmoreland Coal Company, a Delaware corporation, and First Interstate Bank, a Montana corporation.

          Exhibit 10.2 - Second Amendment dated January 24, 2003 to Loan Agreement dated December 14, 2001 between Westmoreland Coal Company, a Delaware corporation, and First Interstate Bank, a Montana corporation.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: January 28, 2003	By: /s/ Ronald H. Beck
Ronald H. Beck
Vice President - Finance and Treasurer
(A Duly Authorized Officer)

EXHIBIT 10.1

FIRST AMENDMENT TO LOAN AGREEMENT

        THIS FIRST AMENDMENT TO LOAN AGREEMENT is made effective as of December 24, 2002, by and between WESTMORELAND COAL COMPANY, a Delaware corporation (herein referred to as “Borrower”), and FIRST INTERSTATE BANK, a Montana banking corporation (herein referred to as “Lender”).

RECITALS:

        A. Borrower and Lender entered into a Loan Agreement dated December 14, 2001 (the "Loan Agreement"), pursuant to which Lender has made a $7,000,000.00 revolving line of credit loan to the Borrower (the "Line of Credit").

        B. Lender has agreed to extend the maturity date of the Line of Credit for an additional year and to modify one of the financial covenants contained in the Loan Agreement.

        C. The parties desire to amend the Loan Agreement to address such matters.

        NOW, THEREFORE, FOR VALUABLE CONSIDERATION, THE PARTIES AGREE AS FOLLOWS:

        1. Capitalized Terms. Capitalized terms used and not otherwise defined herein shall have the same meanings assigned to them in the Loan Agreement.

        2. Extension of Line of Credit. Subject to the terms and conditions of the Loan Agreement, as herein amended, Lender agrees to extend the maturity date of the Line of Credit from December 14, 2003 to December 14, 2004, pursuant to the Promissory Note Extension Agreement attached as EXHIBIT 1.

        3. Minimum Net Worth. Article 7.1. Minimum Net Worth of the Loan Agreement is hereby deleted and replaced with the following:

7.1. Minimum Net Worth. WRI will maintain at all times a tangible net worth of not less than $20,000,000.00. (Tangible net worth shall mean the net worth of WRI after subtracting therefrom the aggregate amount of intangible assets, including without limitation, goodwill, franchises, licenses, patents, trademarks, trade names, copyrights, service marks and brand names).

        4. Ratification of Loan Agreement. All terms and conditions of the Loan Agreement, as herein amended, remain in full force and effect and are hereby ratified, confirmed and approved in every respect.

        5. Counterparts. This Agreement may be executed in several counterparts, each of which may be deemed an original, but all of which together shall constitute one and the same Agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

WESTMORELAND COAL COMPANY, a Delaware corporation	FIRST INTERSTATE BANK

By /s/ Ronald H. Beck Ronald H. Beck, Vice President, Finance and Treasurer	By /s/ Steven Tostenrud Steven Tostenrud, Vice President

"Borrower"	"Lender"

EXHIBIT 10.2

SECOND AMENDMENT TO LOAN AGREEMENT

        THIS SECOND AMENDMENT TO LOAN AGREEMENT is made effective as of January 24, 2003, by and between WESTMORELAND COAL COMPANY, a Delaware corporation (herein referred to as “Borrower”), and FIRST INTERSTATE BANK, a Montana banking corporation (herein referred to as “Lender”).

RECITALS:

        A. Borrower and Lender entered into a Loan Agreement dated December 14, 2001, as amended by First Amendment to Loan Agreement dated December 24, 2002 (collectively, the "Loan Agreement"), pursuant to which Lender made a $7,000,000.00 revolving line of credit loan to the Borrower (the "Line of Credit") and extended the maturity date of the Line of Credit to December 14, 2004.

        B. Lender has agreed to increase the Line of Credit from $7,000,000.00 to $10,000,000.00 and to extend its maturity date to January 15, 2005, on the condition that it is subject to all of the terms and conditions of the Loan Agreement.

        C. The parties desire to amend the Loan Agreement to address such matters.

        NOW, THEREFORE, FOR VALUABLE CONSIDERATION, THE PARTIES AGREE AS FOLLOWS:

        1. Capitalized Terms. Capitalized terms used and not otherwise defined herein shall have the same meanings assigned to them in the Loan Agreement.

        2. Extension of Line of Credit. 2. Extension and Increase of Line of Credit. Subject to the terms and conditions of the Loan Agreement, as herein amended, Lender agrees to extend the maturity date of the Line of Credit to January 15, 2005 and to increase the Line of Credit from $7,000,000.00 to $10,000,000.00, payable and bearing interest as set forth in the Promissory Note attached as EXHIBIT 2-A.

        3. Collateral.The Line of Credit, as herein increased, shall be secured by all of the Collateral described in Article II of the Loan Agreement. Borrower shall execute and deliver to Lender the Stock Pledge Agreements in the form of the attached EXHIBITS 2-B and 2-C, and cause WRI to execute and deliver to Lender the Security Agreement in the form of the attached EXHIBIT 2-D.

        4. Origination Fee. In consideration of Lender's agreement to increase the Line of Credit, Borrower agrees to pay Lender a non-refundable loan origination fee of $100,000.00, payable in an installment of $50,000.00 due on or before January 31, 2003, and an installment of $50,000.00 due on or before January 31, 2004; such origination fee to be in lieu of the $35,000 origination fee which was payable on December 14, 2002, pursuant to the terms of the Loan Agreement.

        5. Ratification of Loan Agreement. All terms and conditions of the Loan Agreement, as herein amended, remain in full force and effect and are hereby ratified, confirmed and approved in every respect.

        6. Counterparts. This Agreement may be executed in several counterparts, each of which may be deemed an original, but all of which together shall constitute one and the same Agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

WESTMORELAND COAL COMPANY, a Delaware corporation	FIRST INTERSTATE BANK

By /s/ Ronald H. Beck Ronald H. Beck, Vice President, Finance and Treasurer	By /s/ Steven Tostenrud Steven Tostenrud, Vice President

"Borrower"	"Lender"

PROMISSORY NOTE

$10,000,000.00	Billings, Montana
Promissory Note No. 1100207540	January 24, 2003

        FOR VALUE RECEIVED, WESTMORELAND COAL COMPANY, a Delaware corporation (“Maker”), does hereby promise to pay to the order of FIRST INTERSTATE BANK, a Montana banking corporation (“Holder”) at its offices at 401 North 31st Street, Billings, Montana 59101, or at such other place, either within or without the State of Montana, as Holder may from time to time designate in writing, in legal tender of the United States of America, the principal sum of TEN MILLION AND 00/100 DOLLARS ($10,000,000.00), or so much thereof as may be outstanding, together with interest on the unpaid principal balance of each advance hereunder from the date of each advance as hereinafter provided.

        1. Payments of principal and interest under this Note shall be payable as follows:

Maker will pay this Note in one payment of all outstanding principal, together with any accrued and/or unpaid interest, and any other sums due hereunder or under the Loan Instruments, as defined in paragraph 5 below, on January 15, 2005. In addition, Maker will pay regular monthly payments of accrued unpaid interest beginning February 15, 2003, and continuing on the same day of each month thereafter until all sums due hereunder are paid. Each payment shall be applied first to accrued interest on the entire outstanding unpaid principal balance advanced from time to time at the rate stated, and then to principal.

The interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Prime Rate published in the “Money Rates” section of the Wall Street Journal (the “Index”). The Index is not necessarily the lowest rate charged by Holder on its loans. If the Index becomes unavailable during the term of this loan, Holder may designate a substitute index after notice to Maker. Lender will tell Maker the current Index rate upon Maker’s request. The interest rate change will not occur more often than each day during the term of the Note. Maker understands that Holder may make loans based on other rates as well. The Index currently is 4.250% per annum. The interest rate applied to the unpaid principal balance of this Note will be at a rate of 1.000 percentage point over the Index, resulting in an initial rate of 5.250% per annum. Interest on this Note is computed on a 365/365 simple interest basis; that is, by applying the ratio of the annual interest rate over the number of days in a year, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Maker will pay Holder at Holder’s address shown above or at such other place as Holder may designate in writing.

        2. This Note evidences a revolving line of credit. Advances under this Note may be requested orally by an authorized person of the Maker. Holder may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Holder are to be directed to Holder's office stated above. Any one (1) of the following parties are authorized to request advances under the line of credit on behalf of Maker until Holder receives from Maker at Lender's address shown above, written notice of revocation of their authority: Robert J. Jaeger, Thomas S. Barta, or Ronald H. Beck. Maker agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of the Maker's accounts with Holder. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Holder's internal records, including daily computer print-outs. Holder will have no obligation to advance funds under this Note if: (a) Maker is in default under the terms of this Note or any agreement that Maker has with Holder, including any agreement made in connection with the signing of this Note; (b) Maker ceases doing business or is insolvent; (c) Maker applies funds provided pursuant to this Note for purposes other than those authorized by Holder; or (d) Holder in good faith deems itself insecure under this Note or any other agreement between Holder and Maker.

        3. Maker may prepay any amount due hereunder without penalty as to interest or otherwise, at any time. Each prepayment shall be applied first to accrued interest on the entire unpaid outstanding principal balance from time to time, and then to principal.

        4. If any payment of principal or interest or both is not paid within ten (10) days after due, Maker shall pay a penalty of ten percent (10%) of the delinquent payment in addition to the delinquent payment. Any and all amounts of interest not paid when due shall become a part of the principal balance and shall thereafter bear interest at the same rate of interest as the principal hereunder. In addition, upon default, including a failure to pay upon maturity of this Note, Maker, at its option, may increase the variable interest rate on this Note to six (6.0) percentage points over the Index.

        5. This Note is secured by and subject to all of the terms of: (i) that certain Loan Agreement dated December 14, 2001, as amended by First Amendment to Loan Agreement dated December 24, 2002, and Second Amendment to Loan Agreement of even date herewith, by and between Maker, as Borrower, and the Holder (the "Loan Agreement"); (ii) that certain Security Agreement of even date herewith, given by Westmoreland Resources, Inc., as Grantor, to the Holder, as Lender, and (iii) those certain Stock Pledge Agreements of even date herewith, executed by Maker, as Debtor, to the Holder (the "Stock Pledge Agreements"), the terms, covenants, conditions, provisions, stipulations, and agreements of which are hereby incorporated herein, to the same extent and with the same effect as if they were fully set forth herein. The Security Agreement, Loan Agreement, Stock Pledge Agreement and all other security and related documents given in connection with the loan evidenced by this Note are referred to collectively herein as the "Loan Instruments".

        6. Notwithstanding anything to the contrary contained herein or in the Loan Instruments, all agreements between the Maker and Holder are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of advancement of the loan proceeds, acceleration of the maturity of the loan, or otherwise, shall the amount charged, taken, received, reserved, paid or agreed to be paid to Holder for the use, forbearance or detention of the money to be loaned hereunder exceed the maximum rates which Holder is permitted to charge under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof or of the Loan Instruments, or any other loan document at any time performance of such provision shall be due, shall involve transcending the limits of interest validly prescribed by law, then ipso facto, the obligation to be fulfilled by Maker shall be reduced to the limit of such validity. All interest paid or agreed to be paid to Holder shall, to the extend permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period (including any renewal or extension) until payment in full of the principal so that the interest hereon for such full period shall not exceed the maximum amount permissible under applicable law. If the Maker or the Holder is exempt from applicable usury statutes or for any other reason not limited by law, none of the provisions of the above paragraph shall be construed so as to limit or reduce the interest or other consideration of the loan payable hereunder.

        7. Whenever any Event of Default, as defined in the Loan Agreement, shall have occurred and be subsisting, Holder may declare all payments payable hereunder (being an amount equal to that necessary to pay in full the principal remaining due on this Note, together with interest thereon, and to pay all other indebtedness or sums due hereunder or under the Loan Instruments) to be immediately due and payable, whereupon the same shall become immediately due and payable by Maker, and interest shall accrue thereon to the date of payment. In addition, Holder, with or without declaring all such payments immediately due and payable, may take whatever action at law or in equity which may appear necessary or appropriate to collect the payments then due and thereafter to become due, or to enforce performance and observance of any obligation, agreement or covenant of the Maker under this Note, and the Loan Instruments.

        8. Except as otherwise specifically required herein or in any of the Loan Instruments, the Maker hereby waives presentment, diligence, demand for payment, notice of nonpayment, notice of default, protest, notice of protest and notice of dishonor and specifically consents to and waives notice of any renewals, extensions or modifications of this Note, whether made to or in favor of the Maker or any other person or persons. The pleading of any statute of limitations as a defense to any demand against the Maker is expressly waived by Maker.

        9. In the event that suit is brought hereon, or an attorney is employed or expenses are incurred to demand or compel payment of this Note or any portion of the indebtedness evidenced hereby or to defend the priority of any of the Loan Instruments or as otherwise provided in the Loan Instruments, the Maker agrees to pay all such expenses and reasonable attorney's and paralegal fees incurred by the Holder as a result thereof.

        10. This Note shall be governed by and construed in accordance with the laws of the State of Montana.

        11. The terms of this Note apply to, inure to the benefit of, and bind all parties hereto and their legal representatives, successors and assigns.

        IN WITNESS WHEREOF, the undersigned Maker has executed this Note as of the date first above written.

WESTMORELAND COAL COMPANY, a Delaware corporation

By /s/ Ronald H. Beck Ronald H. Beck, Vice President, Finance and Treasurer